United States
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): July 28, 2021

Communications Systems, Inc.

(Exact name of Registrant as Specified in its Charter)

Minnesota

(State Or Other Jurisdiction Of Incorporation)

001-31588	41-0957999
(Commission File Number)	(I.R.S. Employer Identification No.)

10900 Red Circle Drive Minnetonka, MN	55343
(Address Of Principal Executive Offices)	(Zip Code)

(952) 996-1674

Registrant’s Telephone Number, Including Area Code

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value, $.05 per share	JCS	Nasdaq

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒        Written communications pursuant to Rule 425 under the Securities Act

☒        Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).  ☐

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07      Submission of Matters to Vote of Security Holders

Communications Systems, Inc. (the "Company") held a Special Meeting of Shareholders on July 28, 2021 ("Special Meeting"). The proposals considered at the Special Meeting were described in detail in the Company's Proxy Statement dated June 14, 2021 and first mailed or made available to Company shareholders on June 15, 2021. Of the 9,470,425 shares of the Company's common stock outstanding and entitled to vote at the Special Meeting, 6,551,716 shares or 69.18% of the outstanding shares, were present either in person or by proxy.

The following describes the matters considered by the Company's shareholders at the Special Meeting, and the final results of the votes cast at the meeting:

1.                   To approve the sale by Communications Systems, Inc. of all of the issued and outstanding stock of its wholly owned subsidiary, Transition Networks, Inc., and the entire issued share capital of its wholly owned subsidiary, Transition Networks Europe Limited, to Lantronix, Inc. pursuant to the securities purchase agreement dated April 28, 2021 ("E&S Sale Proposal").

For	Against	Abstain
6,480,528	62,043	9,145

2.                   To approve, on an advisory, non-binding basis, certain compensation that has, will or may be paid or become payable to the Communications Systems, Inc. named executive officers in connection with the E&S Sale Transaction ("Advisory Compensation Proposal").

For	Against	Abstain
6,162,368	268,952	120,396

3.                   To approve the adjournment or postponement of the Special Meeting to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve the E&S Sale Proposal ("Adjournment Proposal").

For	Against	Abstain
6,263,078	172,310	116,328

As a result, the Company shareholders

•	approved, by vote of 68.42% of the Company shares outstanding, the E&S Sale Proposal;

•	approved, on an advisory, non-binding basis, by vote of 94.05% of the Company shares present at the Special Meeting and entitled to vote on this proposal; and

•	approved, by vote of 95.59% of the Company shares present at the Special Meeting and entitled to vote on this proposal, the Adjournment Proposal.

As disclosed in Item 8.01 of this Form 8-K, after conclusion of the Special Meeting, the Company announced that it expects the E&S sale to Lantronix to close on or about Monday, August 2, 2021.

Although the Adjournment Proposal was approved, because the Company’s shareholders approved the E&S Sale Proposal and the Advisory Compensation Proposal, there was no reason to adjourn or to postpone the meeting to a future date.

Item 8.01 Other Events

On July 28, 2021, after conclusion of the Special Meeting referred to in this Form 8-K, the Company issued a press release announcing that it expects the closing of the E&S Sale to Lantronix to occur on or about Monday, August 2, 2021. The Company will provide additional details about the closing after it occurs.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

The following press release is filed as an Exhibit to this Report:

Exhibit No.	Description of Exhibit

99.1	Communications Systems, Inc. press release dated July 28, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COMMUNICATIONS SYSTEMS, INC.

By:	/s/ Mark D. Fandrich
Mark D. Fandrich
Chief Financial Officer

Date: July 28, 2021